UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Semiannual Report to Shareholders

DWS Dreman Small Cap Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility and increase its overall potential risk. The Fund is no longer available to new investors except under certain circumstances. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Class A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.21%, 2.03%, 1.96% and 0.87% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Dreman Small Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	.62%	-6.17%	12.90%	17.52%	7.77%
Class B	.20%	-6.94%	11.92%	16.52%	6.87%
Class C	.25%	-6.87%	12.04%	16.64%	6.98%
Russell 2000® Index+	-1.87%	-10.54%	7.95%	12.47%	6.40%
Russell 2000® Value Index++	-1.12%	-15.33%	6.38%	12.64%	8.50%
	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	.83%	-5.78%	13.29%	17.96%	16.53%
Russell 2000 Index+	-1.87%	-10.54%	7.95%	12.47%	13.33%
Russell 2000 Value Index++	-1.12%	-15.33%	6.38%	12.64%	13.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annuallized.
* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 34.76	$ 31.52	$ 32.03	$ 35.35
11/30/07	$ 39.01	$ 35.59	$ 36.11	$ 39.64
Distribution Information: Six Months as of 5/31/08: Income Dividends	$ .36	$ .04	$ .07	$ .48
Capital Gain Distributions	$ 3.97	$ 3.97	$ 3.97	$ 3.97
Class A Lipper Rankings — Small-Cap Core Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	161	of	783	21
3-Year	54	of	622	9
5-Year	28	of	480	6
10-Year	86	of	188	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Small Cap Value Fund — Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,844	$13,563	$21,127	$19,927
	Average annual total return	-11.56%	10.69%	16.14%	7.14%
Class B	Growth of $10,000	$9,059	$13,818	$21,375	$19,442
	Average annual total return	-9.41%	11.38%	16.41%	6.87%
Class C	Growth of $10,000	$9,313	$14,065	$21,590	$19,632
	Average annual total return	-6.87%	12.04%	16.64%	6.98%
Russell 2000 Index+	Growth of $10,000	$8,946	$12,580	$18,000	$18,589
	Average annual total return	-10.54%	7.95%	12.47%	6.40%
Russell 2000 Value Index++	Growth of $10,000	$8,467	$12,040	$18,129	$22,604
	Average annual total return	-15.33%	6.38%	12.64%	8.50%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Dreman Small Cap Value Fund — Institutional Class [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$942,200	$1,454,100	$2,283,500	$2,420,900
	Average annual total return	-5.78%	13.29%	17.96%	16.53%
Russell 2000 Index+	Growth of $1,000,000	$894,600	$1,258,000	$1,800,000	$2,053,600
	Average annual total return	-10.54%	7.95%	12.47%	13.33%
Russell 2000 Value Index++	Growth of $1,000,000	$846,700	$1,204,000	$1,812,900	$2,023,300
	Average annual total return	-15.33%	6.38%	12.64%	13.04%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.06% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/08
DWS Dreman Small Cap Value Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	.72%	-5.94%	13.18%	11.16%
Russell 2000 Index+	-1.87%	-10.54%	7.95%	6.51%
Russell 2000 Value Index++	-1.12%	-15.33%	6.38%	5.41%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annuallized.
* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/08	$ 35.14
11/30/07	$ 39.39
Distribution Information: Six Months as of 5/31/08: Income Dividends	$ .40
Capital Gain Distributions	$ 3.97
Class S Lipper Rankings — Small-Cap Core Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	157	of	783	21
3-Year	52	of	622	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman Small Cap Value Fund — Class S [] Russell 2000 Index+ [] Russell 2000 Value Index++

Comparative Results as of 5/31/08
DWS Dreman Small Cap Value Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$9,406	$14,497	$14,104
	Average annual total return	-5.94%	13.18%	11.16%
Russell 2000 Index+	Growth of $10,000	$8,946	$12,580	$12,274
	Average annual total return	-10.54%	7.95%	6.51%
Russell 2000 Value Index++	Growth of $10,000	$8,467	$12,040	$11,866
	Average annual total return	-15.33%	6.38%	5.41%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 smallest companies in the Russell 3000 Index.
++ The Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of all dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,006.20	$ 1,002.00	$ 1,002.50	$ 1,007.20	$ 1,008.30
Expenses Paid per $1,000*	$ 6.52	$ 10.76	$ 10.21	$ 5.57	$ 4.42
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,018.50	$ 1,014.25	$ 1014.80	$ 1019.45	$ 1,020.60
Expenses Paid per $1,000*	$ 6.56	$ 10.83	$ 10.28	$ 5.60	$ 4.45
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Small Cap Value Fund	1.30%	2.15%	2.04%	1.11%	.88%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and performance of DWS Dreman Small Cap Value Fund for the six months ended May 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last six months?

A: This has been an extraordinarily challenging time for all investors, with considerable economic uncertainty and significant turmoil throughout capital markets. In the last few months of 2007, what began as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire US economy and related effects on global markets and economies. By early 2008, financial markets had become very uncomfortable with risk, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and a highly volatile equity market. Because of a few rather dramatic trading excesses and business failures, banks became fearful of lending to one another, and there has been an extreme degree of risk aversion throughout credit markets. As midyear 2008 approached, US markets were faced with additional bad news, including liquidity problems experienced by major financial institutions, increased concern about rising prices for energy and food, and rising unemployment.

Essentially all equity indices posted negative returns for this period. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -3.63% for the six months ended May 2008.1 The large-cap Russell 1000® Index posted a return of -3.78% for the six-month period, while the small-cap Russell 2000® Index returned -1.87%.2

In the small cap category, value stocks performed better than growth stocks: the return of the Russell 2000® Value Index was -1.12%, compared with -2.55% for the Russell 2000® Growth Index.3 By far the strongest industry sector within the Russell 2000 Value Index was energy, which posted a return above 30% for the period. The only other sector with a positive return was industrials. The weakest sectors were telecommunications and health care.

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform over this period?

A: The fund's return for the six months ended May 31, 2008, (Class A shares) was 0.62%, compared with a negative return of -1.12 for the Russell 2000 Value Index. This return places the fund above the average of its peer group of Lipper Small Cap Core Funds, which had an average return of -2.16%.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

4 Lipper Small Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.
Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How is DWS Dreman Small Cap Value fund managed?

A: Management of the fund is based on the value-oriented principles that guide all the funds that Dreman manages. The fund seeks long-term growth of capital by investing primarily in the common stocks of small-cap companies that we believe are undervalued but have favorable prospects for appreciation. We define small-cap companies as those that have a market capitalization similar to the Russell 2000 Index, which has median market capitalization of $541 million as of May 31, 2008.

We begin the selection process by identifying small-cap stocks with below market price-to-earnings ratios. We then compare the stock price of each company under consideration with its book value, cash flow and dividend yield to identify those companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. We assemble a portfolio of the most attractive stocks, drawing on analysis of the outlook for the economy as a whole and for various industries and sectors. We may favor securities from different sectors and industries at different times, while maintaining variety in terms of industries and companies represented.

We will normally sell a stock when it no longer qualifies as a small-cap company, when its price-earnings ratio rises above that of the Russell 2000 Index, or when fundamental factors change or we believe other investments offer better opportunities.

Q: What strategies or holdings contributed most to performance over this period?

A: A major positive was a significant underweight relative to the Russell 2000 Value Index in the financials sector, which represents more than 30% of the index.5 Regional banks, thrifts and real estate investment trusts make up a significant portion of the small-cap financial sector. These stocks performed quite poorly, as investors demonstrated concern about the impact of the financial crisis and weakness in the housing market on these relatively undiversified businesses. While the US Federal Reserve Board (the Fed) has demonstrated a determination to keep the largest financial institutions from failing, it would not bail out a troubled small bank, and we believe that failures are quite possible.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

One of the best performing stocks in the portfolio, surprisingly, was a participant in the home building industry, Walter Industries, Inc. However, this company's main business is Appalachian coal, and earnings have benefited from soaring coal prices.

Also positive was a position in STEC, Inc., which makes solid state disk drives that were specified as a component of Apple's new MacBook Air. These drives require less power and run at a cooler temperature than normal disk drives. As one of the very few companies with this technology, STEC is benefiting from very strong demand.

A significant overweight in the industrials sector contributed to performance, and stocks of companies that participate in world economic growth providing elements of key infrastructure were among the fund's best performing holdings. One of these was Gardner Denver, Inc., which manufactures a variety of pumps, compressors and other equipment components. Continued international growth in industrial markets as well as a very active mining industry are fueling significant growth for Gardner Denver. Another holding in this group is CommScope Inc., a manufacturer of fiber optic cable. CommScope stock was weak early in the period but has bounced back nicely in recent months.

Other positives include Genesee & Wyoming, Inc., an operator of short-line railroads to coal mines and manufacturing plants, and several energy companies including Superior Energy Services, Inc. and PetroQuest Energy, Inc.

Q: What were some of the negatives?

A: The single biggest negative was a significant position in RTI International Metals, Inc., a titanium processor; this stock has been in the portfolio for some time and has been a major contributor in past periods. The stock has experienced what we consider to be a temporary decline; we believe that increasing demand in the aerospace industry for lightweight materials that can be used to build more energy-efficient aircraft has the potential to fuel solid long-term growth for RTI.

Several holdings in the materials sector performed poorly. These include Uranium Resources, Inc. and IAMGOLD Corp. We continue to hold these stocks because we believe world demand for their products will continue to expand.

Q: Do you have other comments for shareholders?

A: We are pleased that the fund has been able to provide shareholders a positive return in a very difficult period for investors. The small-cap market can be quite volatile because many of these stocks do not trade in great volume, and that volatility often creates opportunities for our contrarian investment philosophy. We seek small-cap companies with positive earnings momentum, positive cash flow and solid balance sheets that are currently priced below what we see as their intrinsic value. We believe the portfolio is well positioned for a market that may continue to be challenging, and we will view any correction as an opportunity to find pockets of market inefficiency and buy quality stocks that offer good value because investors have overreacted to bad news.

As always, we thank the fund's shareholders for their continued support and interest. We believe that our time-tested contrarian approach, with a focus on companies with solid long-term earnings-growth prospects and below-market price-earnings ratios, can help shareholders achieve their long-term investment goals.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/08	11/30/07

Common Stocks	92%	90%
Cash Equivalents	7%	9%
Closed End Investment Companies	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/08	11/30/07

Industrials	23%	22%
Financials	15%	15%
Information Technology	12%	12%
Energy	10%	12%
Health Care	10%	10%
Consumer Staples	8%	8%
Materials	8%	9%
Utilities	6%	6%
Consumer Discretionary	6%	4%
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2008 (12.7% of Net Assets)
1. Anixter International, Inc. Provider of cabling solutions for private network infrastructure requirements	1.5%
2. EMCOR Group, Inc. Provider of mechanical and electrical construction services	1.4%
3. The J.M. Smucker Co. Manufacturers and markets food products on a worldwide basis	1.3%
4. URS Corp. Provider of infrastructure projects involving transportation, pollution control and hazardous waste	1.3%
5. Pan American Silver Corp. Explorer and developer of silver mines	1.3%
6. LifePoint Hospitals, Inc. Provider of health care services through its hospitals	1.3%
7. Ralcorp Holdings, Inc. Manufacturer of private label and branded ready-to-eat cereal products and snacks	1.2%
8. CommScope, Inc. Manufacturer of coaxial television cables	1.2%
9. Genesee & Wyoming, Inc. Operator of short line and regional freight railroads	1.1%
10. Southern Union Co. Distributor of natural gas and electricity	1.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 91.5%
Consumer Discretionary 5.3%
Auto Components 0.2%
Tenneco, Inc.*	153,200	3,673,736
Diversified Consumer Services 0.6%
Regis Corp.	433,450	13,150,873
Hotels Restaurants & Leisure 0.2%
International Speedway Corp. "A"	107,100	4,753,098
Household Durables 0.7%
Helen of Troy Ltd.*	739,500	13,214,865
Leisure Equipment & Products 0.4%
Callaway Golf Co.	631,500	8,020,050
Media 0.3%
DreamWorks Animation SKG, Inc. "A"*	166,800	5,265,876
Specialty Retail 1.3%
Aaron Rents, Inc.	200,600	4,491,434
Conn's, Inc.* (a)	338,850	5,851,939
Penske Automotive Group, Inc. (a)	229,000	4,783,810
The Men's Wearhouse, Inc. (a)	478,500	9,919,305
		25,046,488
Textiles, Apparel & Luxury Goods 1.6%
Hanesbrands, Inc.*	148,600	4,903,800
Phillips-Van Heusen Corp.	340,764	15,480,909
Wolverine World Wide, Inc.	396,900	11,394,999
		31,779,708
Consumer Staples 7.6%
Food & Staples Retailing 2.4%
Nash Finch Co. (a)	370,200	14,156,448
Ruddick Corp.	481,400	17,104,142
Weis Markets, Inc.	460,400	15,888,404
		47,148,994
Food Products 4.2%
Del Monte Foods Co.	1,575,300	13,720,863
Pilgrim's Pride Corp.	692,500	18,005,000
Ralcorp Holdings, Inc.*	406,650	24,399,000
The J.M. Smucker Co.	500,150	26,402,919
		82,527,782
Tobacco 1.0%
Vector Group Ltd. (a)	1,110,707	19,404,051
Energy 8.8%
Energy Equipment & Services 5.8%
Atwood Oceanics, Inc.*	116,950	11,918,375
Helix Energy Solutions Group, Inc.*	312,850	12,085,395
Hercules Offshore, Inc.* (a)	421,152	14,285,476
Hornbeck Offshore Services, Inc.* (a)	97,900	5,159,330
Key Energy Services, Inc.*	790,700	13,647,482
Matrix Service Co.* (a)	252,950	6,098,625
NATCO Group, Inc. "A"*	117,400	5,549,498
Oil States International, Inc.*	313,600	18,320,512
RPC, Inc. (a)	811,700	12,151,149
Superior Energy Services, Inc.* (a)	278,900	14,974,141
		114,189,983
Oil, Gas & Consumable Fuels 3.0%
Parallel Petroleum Corp.*	609,350	12,802,443
Petrohawk Energy Corp.*	595,400	17,492,852
PetroQuest Energy, Inc.* (a)	686,474	15,205,399
Pinnacle Gas Resources, Inc. 144A*	459,000	1,133,730
St. Mary Land & Exploration Co.	116,800	5,952,128
Uranium Resources, Inc.* (a)	1,611,446	7,170,935
		59,757,487
Financials 14.0%
Capital Markets 0.7%
FBR Capital Markets Corp. 144A*	204,400	1,048,572
MCG Capital Corp.	258,650	1,482,065
Waddell & Reed Financial, Inc. "A"	331,250	11,713,000
		14,243,637
Commercial Banks 1.6%
Citizens Republic Bancorp., Inc. (a)	797,050	4,415,657
City Holding Co.	109,300	4,702,086
Columbia Banking System, Inc. (a)	499,600	13,354,308
FirstMerit Corp.	208,300	4,209,743
MB Financial, Inc. (a)	164,550	4,684,738
		31,366,532
Diversified Financial Services 0.3%
CMET Finance Holdings, Inc. 144A*	10,800	129,600
Financial Federal Corp. (a)	198,000	4,809,420
		4,939,020
Insurance 10.4%
Allied World Assurance Co. Holdings Ltd.	328,850	14,995,560
Amerisafe, Inc.*	632,350	10,048,042
Argo Group International Holdings Ltd.*	382,794	14,772,020
CastlePoint Holdings Ltd.	70,600	761,774
CastlePoint Holdings Ltd. 144A*	343,900	3,710,681
Endurance Specialty Holdings Ltd.	503,200	16,937,712
Hanover Insurance Group, Inc.	401,500	18,509,150
Hilb Rogal & Hobbs Co.	307,400	9,517,104
IPC Holdings Ltd. (a)	591,400	16,795,760
Odyssey Re Holdings Corp. (a)	567,650	21,309,581
Platinum Underwriters Holdings Ltd.	438,950	15,569,556
Safety Insurance Group, Inc.	126,100	4,875,026
Selective Insurance Group, Inc.	481,000	10,524,280
StanCorp Financial Group, Inc.	300,300	16,513,497
Tower Group, Inc.	467,700	12,192,939
United Fire & Casualty Co. (a)	536,800	19,373,112
		206,405,794
Real Estate Investment Trusts 1.0%
Ashford Hospitality Trust (REIT)	1,456,800	8,944,752
CapLease, Inc. (REIT) (a)	1,244,050	10,313,175
		19,257,927
Health Care 9.3%
Health Care Equipment & Supplies 1.6%
Kinetic Concepts, Inc.*	263,000	11,422,090
Syneron Medical Ltd.*	290,900	4,721,307
The Cooper Companies, Inc. (a)	382,150	15,457,968
		31,601,365
Health Care Providers & Services 5.3%
Amedisys, Inc.* (a)	283,861	14,422,977
AmSurg Corp.*	185,200	5,052,256
Apria Healthcare Group, Inc.*	572,000	9,638,200
Centene Corp.* (a)	564,100	11,908,151
Healthspring, Inc.*	1,096,250	20,368,325
Kindred Healthcare, Inc.*	352,300	9,719,957
LifePoint Hospitals, Inc.*	776,300	24,833,837
Odyssey HealthCare, Inc.* (a)	864,800	9,434,968
		105,378,671
Life Sciences Tools & Services 1.3%
Charles River Laboratories International, Inc.*	182,150	11,708,602
PerkinElmer, Inc.	482,250	13,638,030
		25,346,632
Pharmaceuticals 1.1%
Perrigo Co.	458,300	16,778,363
Sciele Pharma, Inc.* (a)	212,800	4,662,448
		21,440,811
Industrials 21.3%
Aerospace & Defense 2.4%
CAE, Inc.	1,372,050	18,193,383
Curtiss-Wright Corp.	104,900	5,403,399
DRS Technologies, Inc.	210,900	16,614,702
Triumph Group, Inc. (a)	112,400	6,990,156
		47,201,640
Air Freight & Logistics 0.1%
Air Transport Services Group, Inc.*	1,129,950	1,864,418
Commercial Services & Supplies 2.9%
Administaff, Inc.	354,750	9,904,620
American Ecology Corp. (a)	404,750	11,624,420
Deluxe Corp.	421,100	9,487,383
Ennis, Inc.	743,500	14,044,715
Kelly Services, Inc. "A"	601,750	12,636,750
		57,697,888
Construction & Engineering 5.0%
Chicago Bridge & Iron Co. NV (New York Shares)	210,150	9,603,855
EMCOR Group, Inc.*	951,700	27,932,395
Granite Construction, Inc.	314,250	11,492,122
Northwest Pipe Co.*	203,750	9,574,213
Sterling Construction Co., Inc.*	649,050	12,909,604
URS Corp.*	551,300	26,357,653
		97,869,842
Electrical Equipment 3.9%
General Cable Corp.*	190,700	13,501,560
Hubbell, Inc. "B"	396,750	18,555,997
Regal-Beloit Corp.	414,650	19,281,225
Superior Essex, Inc.*	427,250	18,585,375
Thomas & Betts Corp.*	162,250	6,890,758
		76,814,915
Industrial Conglomerates 1.0%
Walter Industries, Inc.	214,400	19,990,656
Machinery 4.1%
Barnes Group, Inc.	189,200	6,043,048
Blount International, Inc.*	332,600	4,659,726
Gardner Denver, Inc.*	399,200	21,181,552
Harsco Corp.	292,350	18,511,602
Kennametal, Inc.	144,300	5,577,195
Mueller Water Products, Inc. "A"	769,550	7,795,542
Mueller Water Products, Inc. "B"	340,846	3,374,375
Watts Water Technologies, Inc. "A" (a)	508,500	14,421,060
		81,564,100
Road & Rail 1.1%
Genesee & Wyoming, Inc.* (a)	553,350	22,587,747
Trading Companies & Distributors 0.8%
GATX Corp.	109,000	5,374,790
WESCO International, Inc.*	213,100	9,442,461
		14,817,251
Information Technology 11.1%
Communications Equipment 2.0%
Black Box Corp.	588,000	16,875,600
CommScope, Inc.*	412,700	22,636,595
		39,512,195
Computers & Peripherals 1.3%
Avid Technology, Inc.* (a)	370,800	7,957,368
STEC, Inc.* (a)	1,469,600	18,737,400
		26,694,768
Electronic Equipment & Instruments 4.0%
Anixter International, Inc.* (a)	448,000	29,124,480
Mettler-Toledo International, Inc.*	190,500	19,754,850
Park Electrochemical Corp.	580,182	17,144,378
ScanSource, Inc.* (a)	409,750	12,276,110
		78,299,818
IT Services 0.9%
CACI International, Inc. "A"*	359,050	18,300,778
Semiconductors & Semiconductor Equipment 0.8%
MKS Instruments, Inc.*	644,800	15,191,488
Software 2.1%
Jack Henry & Associates, Inc.	861,900	20,513,220
Sybase, Inc.*	636,150	20,369,523
		40,882,743
Materials 6.7%
Chemicals 1.4%
Hercules, Inc.	729,200	15,043,396
OM Group, Inc.*	261,000	11,348,280
		26,391,676
Construction Materials 0.7%
Headwaters, Inc.* (a)	396,450	4,309,411
Texas Industries, Inc. (a)	137,850	10,049,265
		14,358,676
Metals & Mining 4.6%
Century Aluminum Co.*	259,100	18,914,300
IAMGOLD Corp.	2,014,250	11,904,218
Pan American Silver Corp.*	749,450	24,844,267
RTI International Metals, Inc.* (a)	506,200	21,807,096
Sims Group Ltd. (ADR)	256,660	9,465,621
Worthington Industries, Inc. (a)	233,200	4,650,008
		91,585,510
Telecommunication Services 1.7%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc. (a)	1,201,300	15,544,822
Iowa Telecommunications Services, Inc. (a)	977,600	18,789,472
		34,334,294
Utilities 5.7%
Electric Utilities 2.0%
ALLETE, Inc.	406,550	18,058,951
IDACORP, Inc. (a)	489,950	15,021,867
Sierra Pacific Resources	451,150	6,122,105
		39,202,923
Gas Utilities 2.3%
Southern Union Co.	843,900	22,447,740
Suburban Propane Partners, LP	435,350	18,023,490
Vectren Corp.	165,300	4,876,350
		45,347,580
Multi-Utilities 1.4%
CMS Energy Corp.	231,250	3,605,188
Integrys Energy Group, Inc.	337,250	17,317,787
TECO Energy, Inc.	357,250	7,277,183
		28,200,158
Total Common Stocks (Cost $1,612,982,465)		1,806,624,444

Closed End Investment Companies 1.4%
Apollo Investment Corp. (a)	944,500	17,048,225
Tortoise Energy Infrastructure Corp. (a)	345,857	11,274,938
Total Closed End Investment Companies (Cost $28,381,715)		28,323,163

Securities Lending Collateral 12.1%
Daily Assets Fund Institutional, 2.76% (b) (c) (Cost $238,124,759)	238,124,759	238,124,759

Cash Equivalents 7.0%
Cash Management QP Trust, 2.48% (b) (Cost $138,770,591)	138,770,591	138,770,591
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,018,259,530)+	112.0	2,211,842,957
Other Assets and Liabilities, Net	(12.0)	(236,138,700)
Net Assets	100.0	1,975,704,257
* Non-income producing security.
+ The cost for federal income tax purposes was $2,020,266,167. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $191,576,790. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $356,884,373 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $165,307,583.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2008 amounted to $230,617,776 which is 11.7% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value

Level 1 — Quoted Prices	$ 2,202,247,736
Level 2 — Other Significant Observable Inputs	9,465,621
Level 3 — Significant Unobservable Inputs	129,600
Total	$ 2,211,842,957

The following is a reconciliation of the Fund's assets in which significant unobservable inputs (Level 3) were used in determining fair value at May 31, 2008:

Investments in Securities at Market Value

Balance as of December 1, 2007	$ 129,600
Total realized gains or losses	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of May 31, 2008	$ 129,600

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,641,364,180) — including $230,617,776 of securities loaned	$ 1,834,947,607
Investment in Daily Assets Fund Institutional (cost $238,124,759)*	238,124,759
Investment in Cash Management QP Trust (cost $138,770,591)	138,770,591
Total investments at value (cost $2,018,259,530)	2,211,842,957
Cash	10,000
Receivable for investments sold	4,545,828
Dividends receivable	1,636,472
Interest receivable	476,096
Receivable for Fund shares sold	3,699,904
Foreign taxes recoverable	87
Other assets	96,764
Total assets	2,222,308,108
Liabilities
Payable for investments purchased	480,907
Payable upon return of securities loaned	238,124,759
Payable for Fund shares redeemed	4,355,989
Accrued management fee	1,113,568
Other accrued expenses and payables	2,528,628
Total liabilities	246,603,851
Net assets, at value	$ 1,975,704,257
Net Assets Consist of
Undistributed net investment income	2,147,339
Net unrealized appreciation (depreciation) on investments	193,583,427
Accumulated net realized gain (loss)	39,294,172
Paid-in capital	1,740,679,319
Net assets, at value	$ 1,975,704,257
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,327,777,335 ÷ 38,195,086 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 34.76
Maximum offering price per share (100 ÷ 94.25 of $34.76)	$ 36.88

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($65,079,710 ÷ 2,064,972 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 31.52

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($210,282,358 ÷ 6,564,516 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 32.03
Class S Net Asset Value, offering and redemption price(a) per share ($231,456,099 ÷ 6,586,410 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 35.14
Institutional Class Net Asset Value, offering and redemption price(a) per share ($141,108,755 ÷ 3,991,220 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 35.35
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,791)	$ 12,995,180
Interest — Cash Management QP Trust	2,071,533
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,464,410
Total Income	16,531,123
Expenses: Management fee	6,752,696
Services to shareholders	2,206,710
Distribution and service fees	2,974,277
Custodian fee	17,432
Professional fees	80,157
Directors' fees and expenses	134,630
Reports to shareholders and shareholder meeting	1,236,273
Registration fees	82,068
Other	61,157
Total expenses before expense reductions	13,545,400
Expense reductions	(100,975)
Total expenses after expense reductions	13,444,425
Net investment income (loss)	3,086,698
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments — Unaffiliated issuers	37,116,930
Investments — Affiliated issuers	3,987,029
Foreign currency	(185)
41,103,774
Change in net unrealized appreciation (depreciation) on investments	(40,479,699)
Net gain (loss)	624,075
Net increase (decrease) in net assets resulting from operations	$ 3,710,773

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2008 (Unaudited)	Year Ended November 30, 2007
Operations: Net investment income (loss)	$ 3,086,698	$ 6,602,032
Net realized gain (loss)	41,103,774	229,762,235
Change in net unrealized appreciation (depreciation)	(40,479,699)	(179,896,628)
Net increase (decrease) in net assets resulting from operations	3,710,773	56,467,639
Distributions to shareholders from: Net investment income: Class A	(12,859,574)	—
Class B	(106,385)	—
Class C	(458,760)	—
Class S	(2,167,104)	(110,064)
Institutional Class	(1,561,901)	(145,285)
Net realized gains: Class A	(142,209,411)	(64,992,461)
Class B	(9,956,508)	(6,561,222)
Class C	(26,935,921)	(15,492,464)
Class S	(21,961,095)	(8,175,029)
Institutional Class	(13,006,344)	(6,178,505)
Total distributions	(231,223,003)	(101,655,030)
Fund share transactions: Proceeds from shares sold	297,861,632	791,477,692
Reinvestment of distributions	191,534,633	81,984,950
Cost of shares redeemed	(369,855,466)	(600,584,469)
Redemption fees	15,660	35,505
Net increase (decrease) in net assets from Fund share transactions	119,556,459	272,913,678
Increase (decrease) in net assets	(107,955,771)	227,726,287
Net assets at beginning of period	2,083,660,028	1,855,933,741
Net assets at end of period (including undistributed net investment income of $2,147,339 and $16,214,365, respectively)	$ 1,975,704,257	$ 2,083,660,028

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 39.01	$ 40.05	$ 35.36	$ 31.98	$ 25.27	$ 18.46
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.16	.13	.17	.09	.17
Net realized and unrealized gain (loss)	.01	.91	8.09	3.50	6.79	6.73
Total from investment operations	.08	1.07	8.22	3.67	6.88	6.90
Less distributions from: Net investment income	(.36)	—	(.39)	—	(.17)	(.09)
Net realized gains	(3.97)	(2.11)	(3.14)	(.29)	—	—
Total distributions	(4.33)	(2.11)	(3.53)	(.29)	(.17)	(.09)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 34.76	$ 39.01	$ 40.05	$ 35.36	$ 31.98	$ 25.27
Total Return (%)[c]	.62**	2.79	25.45	11.55	27.37	37.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,328	1,405	1,206	703	579	351
Ratio of expenses (%)	1.30*	1.20	1.19	1.27	1.29	1.43
Ratio of net investment income (loss) (%)	.40*	.42	.39	.52	.35	.91
Portfolio turnover rate (%)	16**	60	48	67	64	67
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 35.59	$ 37.03	$ 32.84	$ 30.01	$ 23.76	$ 17.41
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.10)	(.13)	(.09)	(.12)	.03
Net realized and unrealized gain (loss)	.01	.77	7.46	3.21	6.37	6.32
Total from investment operations	(.06)	.67	7.33	3.12	6.25	6.35
Less distributions from: Net investment income	(.04)	—	—	—	—	—
Net realized gains	(3.97)	(2.11)	(3.14)	(.29)	—	—
Total distributions	(4.01)	(2.11)	(3.14)	(.29)	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 31.52	$ 35.59	$ 37.03	$ 32.84	$ 30.01	$ 23.76
Total Return (%)[c]	.20**	1.92	24.39	10.50	26.30	36.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	92	117	109	125	133
Ratio of expenses (%)	2.15*	2.02	2.06	2.19	2.16	2.27
Ratio of net investment income (loss) (%)	(.46)*	(.40)	(.48)	(.40)	(.52)	.07
Portfolio turnover rate (%)	16**	60	48	67	64	67
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 36.11	$ 37.51	$ 33.19	$ 30.28	$ 23.94	$ 17.54
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.08)	(.09)	(.05)	(.09)	.04
Net realized and unrealized gain (loss)	.01	.79	7.55	3.25	6.43	6.36
Total from investment operations	(.04)	.71	7.46	3.20	6.34	6.40
Less distributions from: Net investment income	(.07)	—	—	—	—	—
Net realized gains	(3.97)	(2.11)	(3.14)	(.29)	—	—
Total distributions	(4.04)	(2.11)	(3.14)	(.29)	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 32.03	$ 36.11	$ 37.51	$ 33.19	$ 30.28	$ 23.94
Total Return (%)[c]	.25**	2.00	24.54	10.64	26.48	36.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	249	270	152	106	71
Ratio of expenses (%)	2.04*	1.95	1.93	2.05	2.04	2.21
Ratio of net investment income (loss) (%)	(.35)*	(.33)	(.35)	(.26)	(.40)	.13
Portfolio turnover rate (%)	16**	60	48	67	64	67
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 39.39	$ 40.37	$ 35.44	$ 33.09
Income (loss) from investment operations: Net investment income (loss)[c]	.10	.21	.23	.25
Net realized and unrealized gain (loss)	.02	.94	8.14	2.39
Total from investment operations	.12	1.15	8.37	2.64
Less distributions from: Net investment income	(.40)	(.02)	(.30)	—
Net realized gains	(3.97)	(2.11)	(3.14)	(.29)
Total distributions	(4.37)	(2.13)	(3.44)	(.29)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 35.14	$ 39.39	$ 40.37	$ 35.44
Total Return (%)	.72**	2.99	25.84	8.05**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	231	216	154	4
Ratio of expenses (%)	1.11*	1.05	.89	.98*
Ratio of net investment income (loss) (%)	.59*	.56	.69	.97*
Portfolio turnover rate (%)	16**	60	48	67
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 39.64	$ 40.58	$ 35.61	$ 32.10	$ 25.31	$ 18.48
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.28	.25	.27	.20	.26
Net realized and unrealized gain (loss)	.02	.93	8.18	3.53	6.81	6.71
Total from investment operations	.16	1.21	8.43	3.80	7.01	6.97
Less distributions from: Net investment income	(.48)	(.04)	(.32)	—	(.22)	(.14)
Net realized gains	(3.97)	(2.11)	(3.14)	(.29)	—	—
Total distributions	(4.45)	(2.15)	(3.46)	(.29)	(.22)	(.14)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 35.35	$ 39.64	$ 40.58	$ 35.61	$ 32.10	$ 25.31
Total Return (%)	.83**	3.14	25.88	11.91	27.91	38.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141	123	109	34	15.619
Ratio of expenses (%)	.88*	.86	.85	.95	.88	.85
Ratio of net investment income (loss) (%)	.82*	.75	.73	.84	.76	1.49
Portfolio turnover rate (%)	16**	60	48	67	64	67
[a] For the six months ended May 31, 2008 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Small Cap Value Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Effective December 29, 2006, the Fund is no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and passive foreign investment companies. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT. the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the six months ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $289,979,954 and $337,530,620, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $2.5 billion of such net assets	.680%
Next $2.5 billion of such net assets	.650%
Next $2.5 billion of such net assets	.640%
Next $2.5 billion of such net assets	.630%
Over $12.5 billion of such net assets	.620%

For the six months ended May 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.71% of the Fund's average daily net assets.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2008
Class A	$ 943,292	$ 618,463
Class B	97,594	68,454
Class C	145,493	99,589
Class S	177,857	116,776
Institutional Class	13,708	10,265
	$ 1,377,944	$ 913,547

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class B	$ 279,856	$ 43,641
Class C	802,122	129,986
	$ 1,081,978	$ 173,627

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2008	Annualized Effective Rate
Class A	$ 1,532,625	$ 469,253.24%
Class B	92,511	26,581.25%
Class C	267,163	66,154.25%
	$ 1,892,299	$ 561,988

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2008, aggregated $10,947.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2008, the CDSC for Class B and C shares aggregated $87,375 and $6,877 respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2008, DIDI received $1,117 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $12,718, of which $7,211 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $91,419 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended May 31, 2008, the Advisor agreed to reimburse the Fund $1,895, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2008, the custodian fee was reduced by $275 and $7,386, respectively, for custodian and transfer agent credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended May 31, 2008 with companies which were affiliates is as follows:

Affiliate	Value ($) at 11/30/2007	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income($)	Shares at 5/31/ 2008	Value ($) at 5/31/ 2008
STEC Inc.*	25,759,548	147,003	14,756,876	3,987,029	—	1,469,600	18,737,400
Sterling Construction Co., Inc.*	14,745,878	829,484	—	—	—	649,050	12,909,604
	40,505,426	976,487	14,756,876	3,987,029	—	2,118,650	31,647,004
* Not an affiliate at May 31, 2008

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,873,648	$ 195,326,425	14,564,983	$ 571,165,526
Class B	40,270	1,217,075	153,749	5,510,008
Class C	324,068	10,102,155	1,072,206	38,718,980
Class S	1,446,652	48,235,570	2,281,823	90,572,633
Institutional Class	1,252,718	42,980,407	2,162,005	85,510,545
		$ 297,861,632		$ 791,477,692
Shares issued to shareholders in reinvestment of distributions
Class A	3,848,090	$ 130,678,729	1,426,209	$ 53,865,875
Class B	292,438	9,048,161	169,272	5,879,114
Class C	610,009	19,161,840	302,726	10,663,129
Class S	694,815	23,819,363	216,346	8,244,708
Institutional Class	256,263	8,826,540	86,929	3,332,124
		$ 191,534,633		$ 81,984,950
Shares redeemed
Class A	(7,543,728)	$ (250,979,919)	(10,082,606)	$ (396,802,847)
Class B	(842,063)	(25,302,754)	(898,564)	(32,521,458)
Class C	(1,255,774)	(38,525,576)	(1,690,191)	(61,912,893)
Class S	(1,031,402)	(34,413,396)	(832,918)	(33,014,936)
Institutional Class	(615,077)	(20,633,821)	(1,846,366)	(76,332,335)
		$ (369,855,466)		$ (600,584,469)
Redemption fees		$ 15,660		$ 35,505
Net increase (decrease)
Class A	2,178,010	$ 75,037,055	5,908,586	$ 228,256,223
Class B	(509,355)	(15,037,267)	(575,543)	(21,131,788)
Class C	(321,697)	(9,261,487)	(315,259)	(12,529,999)
Class S	1,110,065	37,643,438	1,665,251	65,805,822
Institutional Class	893,904	31,174,720	402,568	12,513,420
		$ 119,556,459		$ 272,913,678

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Dreman Small Cap Value Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	31,711,033.9047	662,689.5473
Henry P. Becton, Jr.	31,697,901.8271	675,821.6249
Dawn-Marie Driscoll	31,678,716.6917	695,006.7603
Keith R. Fox	31,711,076.3788	662,647.0732
Paul K. Freeman	31,703,639.6167	670,083.8353
Kenneth C. Froewiss	31,716,774.0512	656,949.4008
Richard J. Herring	31,714,463.6505	659,259.8015
William McClayton	31,711,232.7483	662,490.7037
Rebecca W. Rimel	31,675,226.3746	698,497.0774
William N. Searcy, Jr.	31,714,008.1021	659,715.3499
Jean Gleason Stromberg	31,670,632.2129	703,091.2391
Robert H. Wadsworth	31,697,897.2441	675,826.2079
Axel Schwarzer	31,667,324.1575	696,399.2945

The meeting was reconvened on May 1, 2008, at which time the following matters were not approved by shareholders because each matter failed to receive sufficient shareholder votes:

2-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
18,317,734.1944	1,340,603.9790	1,043,034.0966

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
18,643,649.8234	742,282.2842	1,315,448.1624

3. Approval of a Revised Fundamental Investment Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
18,816,826.1290	843,421.7446	1,041,121.3963

4-C. Approval of Articles of Amendment and Restatement.

Number of Votes:
For	Against	Abstain
18,596,489.5690	934,698.4581	1,170,188.2429

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSSX	KDSIX
CUSIP Number	23338F-820	23338F-812	23338F-796	23338F-762	23338F-754
Fund Number	088	288	388	2389	545

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008